Exhibit 10.15

Final Form

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (this “Agreement”) is made as of [●], 2021, by and among Snap One Holdings Corp., a Delaware corporation (the “Company”), H&F Copper Holdings VIII, L.P., a Delaware limited partnership (the “TRA Party Representative”), and Wilmington Trust, National Association, as escrow agent (the “Escrow Agent”). Capitalized terms used but not defined herein shall have the meanings set forth in the Tax Receivable Agreement (as defined below).

WHEREAS, the Company is party to (i) that certain Tax Receivable Agreement, dated as of [●], 2021, by and among the Company, Crackle Holdings, L.P., a Delaware limited partnership and the direct parent of the Company (the “Partnership”), and the TRA Party Representative (as amended, restated, modified or supplemented from time to time, the “Tax Receivable Agreement”), and (ii) those certain Exchange Acknowledgement and Agreements, each dated as of [●], 2021, by and among the Company, the Partnership, Crackle Holdings GP LLC, a Delaware limited liability company and the general partner of the Partnership, and certain management unitholders (as amended, restated, modified or supplemented from time to time, collectively, the “Exchange Agreements”);

WHEREAS, pursuant to the terms of the Exchange Agreements, among other things, certain Additional Payments (as defined therein) payable by or on behalf of the Company to certain management holders thereunder are required to be held in escrow, subject to vesting conditions that are based on the vesting conditions of the shares of restricted stock as described in the Exchange Agreements for the shares of restricted stock with which such Additional Payments are associated;

WHEREAS, the board of directors of the Company (the “Board”) has resolved to deposit or cause to be deposited, by wire transfer of immediately available funds, with the Escrow Agent into an account (the “Escrow Account”) an aggregate amount of cash equal to the Escrow Amount (as defined below);

WHEREAS, the Escrow Account is established by the Escrow Agent pursuant to the terms of this Agreement for payment of the Additional Payments, subject in each case to the vesting of such Additional Payment in accordance with the terms of the applicable Exchange Agreement; and

WHEREAS, this Agreement is the Escrow Agreement referred to in the Exchange Agreements.

NOW, THEREFORE, in consideration of the agreements and understandings contemplated in the Tax Receivable Agreement, the Exchange Agreements and herein, the parties hereto agree as follows.

1.              Appointment of Escrow Agent; Escrow Deposit.

(a)           The Company and the TRA Party Representative hereby appoint the Escrow Agent as escrow agent to perform the duties of the Escrow Agent set forth in this Agreement, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth in this Agreement.

(b)          On the date hereof, the Company shall deposit, or cause to be deposited, in a non-interest bearing account with the Escrow Agent, [●] dollars ($[●]) in immediately available funds (the “Escrow Amount”), and upon receipt of the Escrow Amount, the Escrow Agent will acknowledge in writing to the TRA Party Representative and the Company receipt of the Escrow Amount on the same day of receipt. For purposes of this Agreement, the term “Escrow Funds” will mean the Escrow Amount, less any distributions thereof in accordance with this Agreement. The Escrow Agent will accept the Escrow Amount and hereby agrees to record and hold the Escrow Funds in the Escrow Account and in accordance with the provisions of this Agreement and will not distribute the Escrow Funds except in accordance with the express terms and conditions of this Agreement.

2.              Release of Escrow Account Assets. The Escrow Agent shall release the Escrow Funds only as provided in this Section 2. Within two (2) Business Days after the Escrow Agent's receipt of a joint written direction of the Company and the TRA Party Representative (each, a “Written Instruction”), the Escrow Agent shall release the Escrow Funds as directed in such Written Instructions. The Written Instructions shall provide as follows:

(a)           to the extent any Additional Payments come due in accordance with the applicable Exchange Agreements and are not treated as compensation, such portion of the Escrow Funds shall be disbursed to the applicable Management Unitholders (as defined in the applicable Exchange Agreement);

(b)          to the extent any Additional Payments come due in accordance with the applicable Exchange Agreements and are treated as compensation, such portion of the Escrow Funds shall be disbursed to the Company, which shall distribute such funds to the applicable Management Unitholder, less any applicable withholding taxes; and/or

(c)           with respect to any Additional Payments that are forfeited in accordance with the applicable Exchange Agreements and the Tax Receivable Agreement, such portion of the Escrow Funds shall be disbursed to the TRA Parties (as defined in the Tax Receivable Agreement).

For the avoidance of doubt, any Written Instruction may be delivered by the Company and the TRA Party Representative only upon the vesting of the applicable portion of the Escrow Funds to be released in accordance with the terms of the applicable Exchange Agreements and/or upon the forfeiture of the applicable portion of the Escrow Funds to be released in accordance with the terms of the applicable Exchange Agreements and the Tax Receivable Agreement.

3.               Tax Compliance. The Escrow Agent shall have the right to request from any party to this Agreement, or any other person or entity entitled to payment hereunder, any additional forms, documentation or other information as may be reasonably necessary for the Escrow Agent to satisfy its reporting and withholding obligations under applicable law, including IRS Form W-9 or the appropriate series of IRS Form W-8, as applicable. The Company and the TRA Party Representative understand that the Escrow Agent may be required to withhold a portion of any payment hereunder if they have not supplied the correct Taxpayer Identification Number or required certification and that the Escrow Agent will deliver any such withheld amount to the IRS or other tax authority. The Escrow Agent shall have no responsibility to report for tax purposes any payments made in connection with this Escrow Agreement.

4.               No Duty to Verify. The Escrow Agent will have neither the duty nor the authority to verify the accuracy of the information contained in any instruction, notice or certificate, nor the genuineness of any signature thereon or the authority of any such signatory to execute such instruction, notice or certificate, delivered by the Company or the TRA Party Representative hereunder. Upon distribution of all of the Escrow Funds in accordance with Section 2, Section 3, Section 5 or Section 6 hereof, the Escrow Agent will be deemed to have fully discharged its duties and obligations hereunder, and will have no further liability or obligation to any party with respect hereto. Concurrent with the execution of this Escrow Agreement, each of the Company and the TRA Party Representative shall provide the Escrow Agent with a copy of an authorized signor form in the form of Exhibit A-1 and Exhibit A-2, respectively, to this Escrow Agreement.

5.              Escrow Funds. The Escrow Agent is authorized and directed to deposit, transfer and hold the Escrow Funds in a Wilmington Trust non-interest bearing or other account fully insured, subject to the applicable rules and regulations of the Federal Reserve Insurance Corporation (FDIC), to the applicable limits of the FDIC.

6.               Provisions with Respect to the Escrow Agent.

(a)           Protection of the Escrow Agent. The Escrow Agent, the Company and the TRA Party Representative, as applicable, agree that: (i) either the Company or the TRA Party Representative may examine the Escrow Account (and the Escrow Funds) at any time at the office of the Escrow Agent upon reasonable notice to the Escrow Agent; (ii) in performing their duties hereunder, the Escrow Agent may rely on written statements furnished to it by any officer of either the Company or the TRA Party Representative (provided, that such notice is otherwise in accordance with the requirements hereof) with respect to matters related to the Company or the TRA Party Representative, respectively, or any other evidence deemed by the Escrow Agent to be reliable, and will be entitled to act on the advice of counsel selected by it; (iii) if the Escrow Account (or the Escrow Funds) are attached, garnished, or levied upon under the order of any court, or the delivery thereof will be stayed or enjoined by the order of any court, or any other order, judgment or decree will be made or entered by any court affecting the Escrow Account (or the Escrow Funds), the Escrow Agent is hereby expressly authorized to obey and comply with all writs, orders or decrees so entered or issued, whether with or without jurisdiction, provided that the Escrow Agent will provide reasonable prior notice, to the extent possible under the circumstances, to the Company and the TRA Party Representative of such compliance with such writs, orders or decrees, and the Escrow Agent will not be liable to any of the parties hereto or their successors by reason of compliance with any such writ, order or decree notwithstanding such writ, order or decree being subsequently reversed, modified, annulled, set aside or vacated; and (iv) notwithstanding anything herein to the contrary, the Escrow Agent will be under no duty to monitor or enforce compliance by the TRA Party Representative or the Company with any term or provision of the Tax Receivable Agreement and the Exchange Agreements. The Escrow Agent may perform any and all of its duties through its agents, representatives, attorneys, custodians, and/or nominees. The Escrow Agent shall not be required to use its own funds in the performance of any of its obligations or duties or the exercise of any of its rights or powers

(b)          Resignation; Removal; Appointment of New Escrow Agent. The Escrow Agent reserves the right to resign at any time by giving at least 30 days advance written notice of resignation to the Company and the TRA Party Representative, specifying the effective date thereof. Similarly, the Escrow Agent may be removed and replaced following the delivery of a 30 days advance written notice to the Escrow Agent by the Company and the TRA Party Representative. Within 30 days after the receipt of one of the notices referred to above, the Company and the TRA Party Representative agree to jointly appoint a successor escrow agent (a “Successor Agent”). The Successor Agent will become a party to and must agree to be legally bound by this Agreement (with such modifications as may be agreed by the Company and the TRA Party Representative) by means of a written joinder agreement, the signature page to which, when signed by the Successor Agent, will be deemed to be a counterpart signature page to this Agreement. The Successor Agent will be deemed to be the Escrow Agent under the terms of this Agreement. If a Successor Agent has not been appointed and/or has not accepted such appointment by the end of the 30-day period commencing upon the receipt of the notice of resignation by the TRA Party Representative, the Escrow Agent may apply to a court of competent jurisdiction for the appointment of a Successor Agent. The out-of-pocket costs, expenses and reasonable attorneys' fees incurred by the Escrow Agent will be paid by the Company.

(c)           Indemnification of Escrow Agent. Without limiting any protection or indemnity of the Escrow Agent under any other provision hereof or otherwise at law, the Company agrees to indemnify and hold harmless the Escrow Agent from and against any and all liabilities, losses, damages, penalties, claims, actions, suits and out-of-pocket costs, expenses and disbursements, including reasonable out-of-pocket legal or advisor fees and disbursements, which may be imposed on, incurred by or asserted against the Escrow Agent in connection with the performance of its duties and obligations hereunder, other than such liabilities, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements arising by reason of the Escrow Agent's fraud, gross negligence or willful misconduct. Notwithstanding the foregoing, the Company shall not be required to indemnify the Escrow Agent with respect to any claim against any such party unless the Company is notified of the written assertion of a claim against it, or of any action commenced against it, promptly after it shall have received any such written information as to the nature and basis of the claim; provided, however, that failure to provide such notice shall not relieve the Company of any liability hereunder if no prejudice occurs. This provision will survive the resignation or removal of the Escrow Agent, or the termination of this Agreement.

(d)          Duties. The Escrow Agent will have only those duties as are specifically provided in this Agreement, which will be deemed purely ministerial in nature, and will under no circumstance be deemed a fiduciary for any of the parties to this Agreement. The Escrow Agent will neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument or document between the other parties hereto, in connection herewith, including, without limitation, the Tax Receivable Agreement and the Exchange Agreements. This Agreement sets forth all matters pertinent to the escrow contemplated hereunder, and no additional obligations of the Escrow Agent will be inferred from the terms of this Agreement or any other agreement. The permissive rights of the Escrow Agent to do things enumerated in this Escrow Agreement shall not be construed as duties. IN NO EVENT WILL THE ESCROW AGENT, BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (i) DAMAGES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES WHICH RESULT FROM THE ESCROW AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OR (ii) SPECIAL OR CONSEQUENTIAL DAMAGES, EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

(e)           Force Majeure. The Escrow Agent shall not be responsible or liable for any failure or delay in the performance of its obligation under this Escrow Agreement to the extent arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; it being understood that the Escrow Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

7.               Fees and Reimbursement to the Escrow Agent.

(a)           Fees. The Escrow Agent will be entitled to be paid an aggregate fee of $7,500, to be borne solely by the Company, for its services for each 12-month period (or portion thereof, calculated on a prorated basis) this Agreement remains in effect until distribution of all of the Escrow Account Assets in accordance with this Agreement. For the avoidance of doubt, there will be no separate wire fees or other similar charges related to disbursements from the Escrow Account.

(b)          Reimbursement. All fees and expenses of the Escrow Agent for performing the duties of the Escrow Agent set forth in this Agreement will be borne by the Company. The Escrow Agent will not be entitled to withdraw from the Escrow Account any fees, costs or expenses under this Agreement.

8.               Termination. This Agreement will terminate when all of the Escrow Funds have been distributed in accordance with this Agreement.

9.               Miscellaneous.

(a)           Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered personally by hand (with written confirmation of receipt by other than automatic means, whether electronic or otherwise), (b) when sent by e-mail (with non-automated written confirmation of receipt) or (c) one (1) Business Day following the day sent by an internationally recognized overnight courier (with written confirmation of receipt), in each case, at the following addresses or e-mail addresses (or to such other address or e-mail address as a party may have specified by notice given to the other party pursuant to this provision):

If to the Escrow Agent to:

Wilmington Trust, National Association

Corporate Capital markets

50 South Sixth Street, Ste. 1290

Minneapolis, MN 55402

E-mail:	[ ]
Attention:	[ ]
Telecopy:	[ ]

If to the Company to:

Snap One Holdings Corp.

1800 Continental Blvd, Suite 300

Charlotte, North Carolina 28273

E-mail:	[ ]
Attention:	[ ]

with a copy (which shall not constitute actual or constructive notice) to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention:	[ ]
E-mail:	[ ]

If to the TRA Party Representative, to:

H&F Copper Holdings VIII, L.P.

c/o Hellman & Friedman LLC

415 Mission Street, Suite 5700

San Francisco, California 94105

Attention:	[ ]
E-mail:	[ ]

with a copy (which shall not constitute actual or constructive notice) to:

Simpson Thacher & Bartlett LLP

2475 Hanover Street

Palo Alto, California 94304

Attention:	[ ]
E-mail:	[ ]

(b)          Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal laws of the State of Delaware applicable to agreements executed and performed entirely within such State without regards to conflicts of law principles of the State of Delaware or any other jurisdiction that would cause the laws of any jurisdiction other than the State of Delaware to apply.

(c)           Consent to Jurisdiction and Service of Process. The Parties to this Agreement submit to the exclusive jurisdiction of the DELAWARE COURT OF CHANCERY (OR, ONLY IF THE DELAWARE COURT OF CHANCERY DECLINES TO ACCEPT JURISDICTION OVER A PARTICULAR MATTER, THE DELAWARE SUPREME COURT OR THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF DELAWARE), AND ANY APPELLATE COURT FROM ANY THEREOF in respect of the interpretation and enforcement of the provisions of this Agreement and any related agreement, certificate or other document delivered in connection herewith and by this Agreement waive, and agree not to assert, any defense in any action for the interpretation or enforcement of this Agreement and any related agreement, certificate or other document delivered in connection herewith, that they are not subject thereto or that such action may not be brought or is not maintainable in such courts or that this Agreement may not be enforced in or by such courts or that their property is exempt or immune from execution, that the action is brought in an inconvenient forum, or that the venue of the action is improper. Service of process with respect thereto may be made upon THE COMPANY OR THE TRA PARTY REPRESENTATIVE by mailing a copy thereof by registered or certified mail, postage prepaid, to such party at its address as provided in Section 10(b). each of the parties hereto hereby irrevocably and unconditionally agree that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(d)          Waiver of Jury Trial. Each Party hereto hereby acknowledges and agrees that any controversy which may arise under this Agreement is likely to involve complicated and difficult issues, and therefore each such Party hereby irrevocably and unconditionally waives any right such Party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each Party certifies and acknowledges that (i) no representative, agent or attorney of any other Party has represented, expressly or otherwise, that such other Party would not, in the event of litigation, seek to enforce the foregoing waiver, (ii) each such Party understands and has considered the implications of this waiver, (iii) each such Party makes this waiver voluntarily, and (iv) each such Party has been induced to enter into this agreement by, among other things, the mutual waivers and certifications in this Section 10(D).

(e)           Counterparts. This Agreement, and any amendments hereto, may be executed in multiple counterparts (including by means of telecopied signature pages or electronic transmission in portable document format (PDF)), any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same instrument. No party hereto will raise the use of a facsimile machine or other electronic transmission to deliver a signature or the fact that this Agreement or any signature was transmitted or communicated through the use of facsimile machine or other electronic means as a defense to the formation of a contract and each such party forever waives any such defense. At the request of any party hereto, each other party hereto shall re-execute original forms hereof and deliver them to all other parties. This Agreement, and any amendment, restatement, supplement or other modification hereto or waiver hereunder to the extent signed and delivered by means of electronic signature (including by means of e-mail in .pdf format), shall be treated in all manner and respect as an original contract and shall be considered to have the same binding legal effects as if it were the original signed version thereof delivered in person.

(f)           Successors and Assigns. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, except that neither this Agreement nor any of the rights, interests or obligations hereunder may be assigned or delegated by any party hereto without the prior written consent of the other parties hereto. Notwithstanding the foregoing, each of the TRA Party Representative and the Company may assign this Agreement or any of the rights or obligations hereunder on the same basis it may assign the Tax Receivable Agreement mutatis mutandis.

(g)          Amendment, Waiver, etc. This Agreement will not be amended, modified, altered or revoked without the prior written consent of each of the Company and the TRA Party Representative; provided, that no amendment or modification will be made to Section 7 or Section 8 hereof or any other provision of this Agreement which impacts the rights or duties of the Escrow Agent without the written consent of the Escrow Agent. The Company and the TRA Party Representative separately agree to provide to the Escrow Agent a copy of all amendments and agree that the Escrow Agent will not be bound by such amendments until it has acknowledged receipt of a copy. No failure or delay by a party hereto in exercising any right, power or privilege hereunder will operate as a waiver thereof, and no single or partial exercise thereof will preclude any right of further exercise or the exercise of any other right, power or privilege.

(h)          Headings. Section headings used herein are for convenience of reference only and will not be deemed to constitute a part of this Agreement for any other purpose, or to limit, characterize or in any way affect any provision of this Agreement, and all provisions of this Agreement will be enforced as if such headings had not been included herein.

(i)            No Strict Construction. The parties hereto hereby expressly acknowledge and agree that the language of this Agreement constitutes the mutual intention and understanding of the parties, and that each party hereto has been represented by competent counsel in connection herewith. Accordingly, each party hereto hereby waives any doctrine of strict construction with respect to the interpretation hereof or the resolution of any ambiguities herein, and none of the foregoing will be resolved against any party as a result of any such doctrine.

(j)            Complete Agreement. This Agreement, the Tax Receivable Agreement, the Exchange Agreements and the documents referred to herein and therein contain the complete agreement between the parties hereto and supersede any prior understandings, agreements or representations by or between the parties, written or oral, which may have related to the subject matter hereof in any way.

(k)           Business Days. For the purpose hereof, the term “Business Day” means any day of the year on which national banking institutions in New York City are open to the public for conducting business and are not required or authorized to be closed under applicable Law. To the extent any payment or other action or delivery is required to be made on a date which is not a Business Day, then the period required for such payment, action or delivery will automatically be extended to the next Business Day immediately following. All references to a day or days will be deemed to refer to a calendar day or calendar days, as applicable, unless otherwise specifically provided.

(l)            Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement, and the parties will amend or otherwise modify this Agreement to replace any prohibited or invalid provision with an effective and valid provision that gives effect to the intent of the parties to the maximum extent permitted by applicable law.

(m)          Third Party Beneficiaries. Except as set forth herein, nothing herein expressed or implied is intended or will be construed to confer upon or to give any Person other than the Escrow Agent, the TRA Party Representative and the Company any rights or remedies under or by reason of this Agreement.

(n)          Automatic Succession. Any bank or corporation into which the Escrow Agent may be merged or with which it may be consolidated, or any bank or corporation to whom the Escrow Agent may transfer a substantial amount of its escrow business, will be the successor to the Escrow Agent, without the execution or filing of any paper or any further act on the part of any of the parties, anything herein to the contrary notwithstanding.

(o)          Bankruptcy Proceedings. In the event of the commencement of a bankruptcy case or cases wherein the TRA Party Representative or the Company is the debtor, the Escrow Funds will not constitute property of the debtor's estate within the meaning of 11 U.S.C. § 541.

(p)          Specific Performance. The obligations of the parties hereto (including the Escrow Agent) are unique in that time is of the essence, and any delay in performance hereunder by any party will result in irreparable harm to the other parties hereto. Accordingly, any party may seek specific performance and/or injunctive relief before any court of competent jurisdiction in order to enforce this Agreement or to prevent violations of the provisions hereof, and no party will object to specific performance or injunctive relief as an appropriate remedy. The Escrow Agent acknowledges that its obligations, as well as the obligations of any party hereunder, are subject to the equitable remedy of specific performance and/or injunctive relief.

*  *  *  *  *

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

COMPANY:

SNAP ONE HOLDINGS CORP.

By:
Name:
Its:

TRA PARTY REPRESENTATIVE:

H&F COPPER HOLDINGS VIII, L.P.

By: H&F Copper Holdings VIII GP, LLC, its general partner

By:
Name:
Its:

ESCROW AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Escrow Agent

By:
Name:
Its:

EXHIBIT A-1

CERTIFICATE AS TO AUTHORIZED REPRESENTATIVES

OF HOLDINGS

Snap One Holdings Corp, a Delaware corporation (the “Company”) hereby designates each of the following persons as its Authorized Representatives for purposes of this Agreement, and confirms that the title, contact information and specimen signature of each such person as set forth below is true and correct. Each such Authorized Representative is authorized to initiate and approve transactions of all types for the Escrow Account established under the Agreement to which this Exhibit A-1 is attached, on behalf of the Company.

Name (print):	[●]
Specimen Signature:
Title:	[●]
Telephone Number (required): If more than one, list all applicable telephone numbers.	Office: [●] Cell:
E-mail (required): If more than one, list all applicable email addresses.	Email 1: [●] Email 2:

Name (print):	[●]
Specimen Signature:
Title:	[●]
Telephone Number (required): If more than one, list all applicable telephone numbers.	Office: [●] Cell:
E-mail (required): If more than one, list all applicable email addresses.	Email 1: [●] Email 2:

EXHIBIT A-2

CERTIFICATE AS TO AUTHORIZED REPRESENTATIVES

OF THE TRA PARTY REPRESENTATIVE

[●], a [●] (the “TRA Party Representative”) hereby designates each of the following persons as its Authorized Representatives for purposes of this Agreement, and confirms that the title, contact information and specimen signature of each such person as set forth below is true and correct. Each such Authorized Representative is authorized to initiate and approve transactions of all types for the Escrow Agent Account established under the Agreement to which this Exhibit A-2 is attached, on behalf of the TRA Party Representative.

Name (print):
Specimen Signature:
Title:
Telephone Number (required):
E-mail (required):

Name (print):
Specimen Signature:
Title:
Telephone Number (required):
E-mail (required):

Name (print):
Specimen Signature:
Title:
Telephone Number (required):
E-mail (required):

Name (print):
Specimen Signature:
Title:
Telephone Number (required):
E-mail (required):